UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 8, 2016

THE SINGING MACHINE COMPANY, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-24968	95-3795478
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

6301 NW 5th Way, Suite 2900, Fort Lauderdale FL 33309

(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code (954) 596-1000

Copies to:

Gary Atkinson

CEO

6301 NW 5th Way, Suite 2900

Fort Lauderdale, FL 33309

954-596-1000 (phone)

954-596-2000 (fax)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01    Changes in Registrant’s Certifying Accountant.

On January 8, 2016, The Singing Machine Company, Inc. (the “Company”) was notified that Mallah Furman & Company (“MF”), an independent registered public accounting firm, was ceasing its practice and that its partners and professional staff were joining the practice of EisnerAmper LLP (“EA”), an independent registered public accounting firm. The Audit Committee of the Company’s Board of Directors has engaged EisnerAmper LLP to serve as the Company’s new independent registered public accounting firm.

During the Company’s fiscal years ended March 31, 2015 and 2014 through the date of this Current Report on Form 8-K, the Company did not consult with EA regarding any of the matters or reportable events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

The audit report of MF on the consolidated financial statements of the Company as of and for the years ended March 31, 2015 and 2014 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audits of the Company’s consolidated financial statements for the fiscal years ended March 31, 2015 and 2014 through the date of this Current Report on Form 8-K, there were (i) no disagreements between the Company and MF on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of MF, would have caused MF to make reference to the subject matter of the disagreement in their report on the Company’s financial statements for such year or for any reporting period since the Company’s last fiscal year end and (ii) no reportable events within the meaning set forth in item 304(a)(1)(v) of Regulation S-K.

The Company has provided MF a copy of the disclosures in this Form 8-K and has requested that MF furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not MF agrees with the Company’s statements in this Item 4.01. A copy of the letter dated January 8, 2016 furnished by MF in response to that request is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits:

16.1	Letter dated January 8, 2016 from MF to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SINGING MACHINE, COMPANY, INC.

Date: January 11, 2016	/s/ Gary Atkinson
Gary Atkinson
Chief Executive Officer